EXHIBIT 10.8

ACTIVITY ADDENDUM

Customer Number: 425276
This Activity Addendum dated September 26. 2013 ("Addendum") is by and between Travelport, LP, Travelport Global Distribution System, BV (collectively, "Travelport") and Orbitz Worldwide, LLC ("Subscriber").
WHEREAS, Travelport and Subscriber entered into the Subscriber Services Agreement dated July 23, 2007, as amended ("Agreement"); and
WHEREAS, Travelport and Subscriber now desire to amend the Agreement to provide Subscriber with Travelport's GlobalWare product.
NOW, THEREFORE, it is agreed:
1. Term. This Addendum will be effective upon the last date of execution below and will continue for a term ending on the termination or expiration of the Agreement.
2. GlobalWare. Travelport will provide the following additional Services to Subscriber (for use by it and the Orbit Worldwide Agencies) at the fees set forth below. Subscriber will pay Travelport such amounts due within 30 days of invoice date.

Qty	Optional Products and Services	One-Time Per Unit Fee	Monthly Fees	One-Time Fees	Customer Number
1	GlobalWare Multi-user first seat	$(***)	$(***)	$(***)	425276
2	GlobalWare Multi-user additional seat	$(***)	$(***)	$(***)	425276

3. General Provisions; Continuation of the Agreement

A.This Addendum is subject to the Agreement, which is incorporated as if fully set forth herein. Except to the extent the Agreement is amended herein, the Agreement remains in full force and effect. To the extent the terms of this Addendum are inconsistent with the terms of the Agreement, for purposes of this Addendum the terms of this Addendum will control.

B.This Addendum constitutes the full and final agreement between the parties with respect to the subject matter hereof.

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

This Addendum is agreed to by Subscriber and Travelport, through their duly authorized undersigned representatives, as follows:

Orbitz Worldwide, LLC	Travelport, LP
By: Travelport Holdings LLC as General Partner

Signature: /s/ Stephen C. Praven          Signature: /s/ Scott Hyden

Name: Stephen C. Praven      Name: Scott Hyden

Title: VP, Business Development          Title: MD - Americas
Date: 10/7/13          Date: 10/8/13
Email: Spraven@orbitz.com

Travelport Global Distribution System B.V.

Signature: /s/ Marco van Ieperen

Name: Marco van Ieperen

Title: Director

Date: 09/10/2013

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.